Exhibit 10.1

AMENDMENT NO. 11

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 11 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the “Amendment”), is entered into as of December 29, 2011, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “Buyer”).

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft, which, together with all Exhibits, Appendices, and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005, Amendment No. 4 dated as of October 27, 2006, Amendment No. 5 dated as of March 5, 2007, Amendment No. 6 dated as of March 27, 2007, Amendment No. 7 dated as of June 26, 2007, Amendment No. 8 dated as of February 4, 2008, Amendment No. 9 dated as of June 24, 2008, and Amendment No. 10 dated as of July 12, 2009, is hereinafter called the “Agreement.”

WHEREAS, the Seller will sell and the Buyer will purchase seventy-five (75) additional Aircraft made up of thirty (30) A320 Group 3 Aircraft and forty-five (45) A320 NEO Aircraft in accordance with the terms set forth herein.

WHEREAS, the Buyer wishes to exercise its right to convert Additional A319 Firm Aircraft to A320 Group 2 Aircraft.

WHEREAS, the Buyer and the Seller wish to amend certain other terms of the Agreement in consideration of the foregoing.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1 -	DEFINITIONS

1.1	Clause 0 of the Agreement is amended to either modify or add the terms and corresponding definitions set forth in the following quoted text:

QUOTE

A319 Specification – either (a) the A319 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued, the A319 Standard Specification as amended by all applicable SCNs or MSCNs.

A320 Aircraft – the firmly ordered Conversion A320 Aircraft for which the delivery schedule is set forth in Clause 9.1.1.2 hereof, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion Systems installed thereon upon delivery.

A320 Aircraft Iss. 7 Specification – either (a) the A320 Aircraft Iss. 7 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued, the A320 Aircraft Iss. 7 Standard Specification as amended by all applicable SCNs or MSCNs.

A320 Aircraft Iss. 7 Standard Specification – the A320 standard specification document number D.000.02000, Issue 7, dated March 31, 2007, published by the Seller, a copy of which is annexed as Exhibit A-2A hereto.

A320 Aircraft Iss. 8 Specification – either (a) the A320 Aircraft Iss. 8 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued, the A320 Aircraft Iss. 8 Standard Specification as amended by all applicable SCNs or MSCNs.

A320 Aircraft Iss. 8 Standard Specification – the A320 standard specification document number D.000.02000, Issue 8, dated June 20, 2011, published by the Seller, a copy of which annexed as Exhibit A-2B hereto.

A320 Family Base Period – as defined in Clause 3.1.1.2.4 herein.

A320 Group 1 Aircraft – any or all of the eight (8) firmly ordered A320-200 model aircraft for which the delivery schedule is set forth in Clause 9.1.1.3 hereof, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion Systems installed thereon upon delivery.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

A320 Group 1 Airframe – any A320 Group 1 Aircraft, excluding the A320 Propulsion Systems.

A320 Group 2 Aircraft – any or all of the twenty-four (24) firmly ordered A320-200 model aircraft for which the delivery schedule is set forth in Clause 9.1.1.3 hereof, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion Systems installed thereon upon delivery.

A320 Group 2 Airframe – any A320 Group 2 Aircraft, excluding the A320 Propulsion Systems.

A320 Group 3 Aircraft – any or all of the thirty (30) firmly ordered A320-200 model aircraft for which the delivery schedule is set forth in Clause 9.1.1.4 hereof, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion Systems installed thereon upon delivery.

A320 Group 3 Airframe – any A320 Group 3 Aircraft, excluding the Propulsion Systems.

A320 NEO Aircraft – any or all of the forty-five (45) firmly ordered A320-200 model aircraft with the New Engine Option for which the delivery schedule is set forth in Clause 9.1.1.5 hereof, including the A320 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 NEO Propulsion Systems installed thereon upon delivery.

A320 NEO Airframe – any A320 NEO Aircraft, excluding the A320 NEO Propulsion Systems.

A320 NEO Propulsion Systems – as defined in Clause 2.2.2 herein.

A320 Propulsion Systems – the two (2) IAE V2527-A5 powerplants installed on an A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, or A320 Group 3 Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Seller by the Propulsion Systems manufacturer.

A320 Specification – either (a) the A320 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued, the A320 Standard Specification as amended by all applicable SCNs or MSCNs.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

A321 Specification – either (a) the A321 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued, the A321 Standard Specification as amended by all applicable SCNs MSCNs.

Aircraft – any or all of the A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A320 NEO Aircraft and A321 Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

AET – is an acronym for Airbus Equivalent Thrust.

Base Price of the A320 Group 1 Airframe – as defined in Clause 3.1.1.2.4 herein.

Base Price of the A320 Group 2 Airframe – as defined in Clause 3.1.1.2.5 herein.

Base Price of the A320 Group 3 Airframe – as defined in Clause 3.1.1.2.5 herein.

Base Price of the A320 NEO Airframe – as defined in Clause 3.1.1.2.6 herein.

CFMI LEAP-X1A26 Base Price – as defined in Clause 3.1.1.3.4 herein.

CFMI LEAP-X1A26 Reference Price – as defined in Clause 3.1.1.3.4 herein.

CFM International Price Revision Formula – as set forth in Exhibit H-3.

Contractual Definition Freeze – as defined in Clause 2.4.2.

First Quarter or 1st Quarter – January, February and March of any given calendar year.

Fourth Quarter or 4th Quarter – October, November and December of any given calendar year.

Goods and Services – any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or any of its subsidiaries.

Initial Payment 2011 – as defined in Clause 5.3.2 herein.

Irrevocable SCNs –the list of SCNs set forth in Exhibit A-4C that are irrevocably part of the A320 NEO Aircraft.

NEO Inexcusable Delay – as defined in Clause 11.1.4 herein.

NEO Medium Term Notice Inexcusable Delay – as defined in Clause 11.1.5 herein.

NEO Short Term Notice Inexcusable Delay – as defined in Clause 11.1.6 herein.

New Engine Option or NEO – as defined in Clause 2.1.4.1 herein.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Propulsion Systems – any A319 Propulsion Systems, A320 Propulsion Systems, A320 NEO Propulsion Systems or A321 Propulsion Systems, as applicable.

Propulsion Systems Manufacturer – International Aero Engines, CFM International or Pratt & Whitney, as applicable.

Propulsion Systems Price Revision Formula – for any of the Propulsion Systems, the applicable price revision formula as set forth in Exhibit H-2, H-3 or H-4.

Propulsion Systems Reference Price – the CFMI LEAP-X1A26 Reference Price or the PW1127G Reference Price, as applicable.

PW1127G Base Price – as defined in Clause 3.1.1.3.5 herein.

PW1127G Reference Price – as defined in Clause 3.1.1.3.5 herein.

PW Price Revision Formula – as set forth in Exhibit H-4.

Quarter – the First Quarter, Second Quarter, Third Quarter or Fourth Quarter.

Ready for Delivery – with respect to any Aircraft, when (i) the Technical Acceptance Process has been successfully completed for such Aircraft and (ii) such Aircraft is eligible to receive an Export Certificate of Airworthiness.

Scheduled Delivery Quarter – as defined in Clause 9.1.1 of the Agreement.

Second Quarter or 2nd Quarter – April, May and June of any given calendar year.

Seller Price Revision Formula 2011 – as set forth in Exhibit G-2.

Specification – either or all of the A319 Specification, the A320 Specification, the A320 Aircraft Iss 7. Specification, the A320 Aircraft Iss. 8 Specification or the A321 Specification, as the context may require.

Standard Specification – any or all of the A319 Standard Specification, the A320 Standard Specification, the A320 Aircraft Iss. 7 Standard Specification and the A320 Aircraft Iss. 8 Standard Specification, as applicable.

Third Quarter or 3rd Quarter – July, August and September of any given calendar year.

UNQUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.2	The defined term “ANACS” is deleted in its entirety and replaced with the quoted text below. For all purposes of the Agreement, the term “ANACS” shall be read as “AACS.”

QUOTE

AACS – Airbus Americas Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having an office located at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20170, or any successor thereto.

UNQUOTE

2 -	SALE AND PURCHASE

The Seller shall manufacture, sell and deliver, and the Buyer will purchase from the Seller and take delivery of, seventy-five (75) additional Aircraft made up of all of the A320 Group 3 Aircraft and all of the A320 NEO Aircraft, pursuant to the terms and conditions herein described.

3 -	IRREVOCABLE CONVERSIONS

The parties hereby agree to irrevocably convert the ***** Additional A319 Firm Aircraft ***** to A320 Group 2 Aircraft *****

4 -	SPECIFICATION

4.1	Clause 2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.1	Aircraft Specification

2.1.1	The A319 Aircraft will be manufactured in accordance with the A319 Specification. The A320 Aircraft will be manufactured in accordance with the A320 Specification. The A320 Group 1 Aircraft will be manufactured in accordance with the A320 Aircraft Iss. 7 Specification. The A320 Group 2 Aircraft, A320 Group 3 Aircraft and A320 NEO Aircraft will be manufactured in accordance with the A320 Aircraft Iss. 8 Specification. The A321 Aircraft will be manufactured in accordance with the A321 Specification.

2.1.2	New Engine Option

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.1.2.1	The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A320 family of aircraft. The specification of the A320 NEO Aircraft shall be derived from the current A320 Aircraft Iss. 8 Standard Specification and based on the A320 NEO Propulsion Systems and Sharklets, combined with the required airframe structural adaptations, as well as Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibit A-4C, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2	The New Engine Option shall modify the design weights of the A320 Aircraft Iss. 8 Standard Specification to reflect *****. It is agreed and understood that the above design weights may be updated by the Seller up and until the final NEO specification freeze.

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.2

2.2.1	Specification Change Notice

The Specifications may be amended by execution by the Buyer and the Seller of a Specification Change Notice (SCN) in substantially the form set out in Exhibit B-1 hereto. An SCN will set out the SCN’s effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, will be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.2.2.

2.2.2.1	Manufacturer Specification Change Notice

The Specifications may also be amended in writing by the Seller by a Manufacturer’s Specification Change Notice (MSCN). Each MSCN will be substantially in the form set out in Exhibit B-2 hereto and will set out the MSCN’s effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, Base Price of the Aircraft, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN Shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in Clause 2.2.2.1 above, such revision will be performed by the Seller without the Buyer’s consent.

In such cases, the Seller will provide to the Buyer the details of all changes in an adapted format and on a regular basis.

2.2.2.3	The Seller is considering turning certain items, which are currently BFE in the Specifications, into Seller furnished equipment, and the parties agree that such BFE items shall be excluded from the provisions of Clauses 2.2.1 and 2.2.2 above and, should they become Seller furnished equipment, shall furthermore be chargeable to the Buyer.

2.3	Propulsion Systems

2.3.1	The Airframe for the A320 Group 1 Aircraft, A320 Group 2 Aircraft and the A320 Group 3 Aircraft will be equipped with a set of two (2) International Aero Engine V2527-A5 Propulsion Systems.

2.3.2	A320 NEO Propulsion Systems

Each A320 NEO Airframe will be equipped with a set of two (2) CFM International LEAP-X1A26 engines, ***** or Pratt & Whitney PW1127G engines ***** (such set, upon selection, an “A320 NEO Propulsion System”).

2.3.3	If the Buyer has not selected the A320 NEO Propulsion Systems as of the date of Amendment No. 11 *****.

2.4	Customization Milestones Chart

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.4.1	Within a reasonable period following signature of the Agreement, the Seller will provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

UNQUOTE

5 -	DELIVERY

Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following calendar quarters (each a “Scheduled Delivery Quarter”) or months (each a “Scheduled Delivery Month”).

9.1.1.1	The Scheduled Delivery Months for the A319 Aircraft are as follows:

A319 Aircraft	Quantity	Month	Year	CAC ID No.

A319 Firm Aircraft	1	October	2006	179484
A319 Firm Aircraft	1	October	2006	179485
A319 Firm Aircraft	1	November	2006	179486
A319 Firm Aircraft	1	November	2006	179487
A319 Firm Aircraft	1	December	2006	179488
A319 Firm Aircraft	1	February	2008	179493
A319 Firm Aircraft	1	February	2008	179494

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9.1.1.2	The Scheduled Delivery Months for the A320 Aircraft are as follows:

A320 Aircraft	Quantity	Month	Year	CAC ID No.

Conversion A320 Aircraft	1	November	2011	179491
Conversion A320 Aircraft	1	December	2011	179492

9.1.1.3	The Scheduled Delivery Months for the A320 Group 1 Aircraft and A320 Group 2 Aircraft are as follows:

Aircraft	Quantity	Month	Year	CAC ID No.

A320 Group 1 Aircraft	1	*****	*****	*****
A320 Group 1 Aircraft	1	*****	*****	*****
A320 Group 1 Aircraft	1	*****	*****	*****
A320 Group 1 Aircraft	1	*****	*****	*****
A320 Group 1 Aircraft	1	*****	*****	*****
A320 Group 1 Aircraft	1	*****	*****	*****
A320 Group 1 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****

A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****
A320 Group 2 Aircraft	1	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9.1.1.4	The Scheduled Delivery Quarters for the A320 Group 3 Aircraft are as follows:

Aircraft Type	Number of Aircraft	Quarter/Year

A320 Group 3 Aircraft	3	*****
A320 Group 3 Aircraft	3	*****
A320 Group 3 Aircraft	2	*****
A320 Group 3 Aircraft	2	*****
A320 Group 3 Aircraft	4	*****
A320 Group 3 Aircraft	4	*****
A320 Group 3 Aircraft	4	*****
A320 Group 3 Aircraft	3	*****
A320 Group 3 Aircraft	5	*****

9.1.1.5	The Scheduled Delivery Quarters for the A320 NEO Aircraft are as follows:

Aircraft Type	Number of Aircraft	Quarter/Year

A320 NEO Aircraft	1	*****
A320 NEO Aircraft	2	*****
A320 NEO Aircraft	1	*****
A320 NEO Aircraft	2	*****
A320 NEO Aircraft	3	*****
A320 NEO Aircraft	3	*****
A320 NEO Aircraft	3	*****
A320 NEO Aircraft	4	*****
A320 NEO Aircraft	3	*****
A320 NEO Aircraft	3	*****
A320 NEO Aircraft	3	*****
A320 NEO Aircraft	4	*****
A320 NEO Aircraft	3	*****
A320 NEO Aircraft	3	*****
A320 NEO Aircraft	3	*****
A320 NEO Aircraft	4	*****

9.1.1.6	In respect of each Aircraft for which a Scheduled Delivery Quarter is set forth in Clauses 9.1.1.4 and 9.1.1.5 above, the Seller will communicate to the Buyer the Scheduled Delivery Month *****.

UNQUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6 -	PRICE

6.1	New Clauses 3.1.1.2.4, 3.1.1.2.5 and 3.1.1.2.6 are added to the Agreement as set forth in the quoted text below:

QUOTE

3.1.1.2.4	A320 Group 1 Airframe

The “Base Price of the A320 Group 1 Airframe” is the sum of the Base Prices set forth below in (i) and (ii):

(i)	The Base Price of the A320 Group 1 Airframe, as defined in the A320 Aircraft Iss. 7 Standard Specification (excluding Buyer Furnished Equipment and SCNs) including nacelles and thrust reversers, is:

*****

(ii)	The sum of the base prices of any and all SCNs set forth in Exhibit A-4A hereto, which is:

*****

The Base Price of the A320 Group 1 Airframe has been established in accordance with the average economic conditions prevailing in December 2009, January 2010, February 2010 and corresponding to a theoretical delivery in January 2011 (the “A320 Family Base Period”).

3.1.1.2.5	A320 Group 2 Airframe and A320 Group 3 Airframe

The “Base Price of the A320 Group 2 Airframe” and the “Base Price of the A320 Group 3 Airframe” is the sum of the Base Prices set forth below in (i) and (ii):

(i)	the Base Price of the A320 Group 2 Airframe and the Base Price of the A320 Group 3 Airframe, as defined in the A320 Aircraft Iss. 8 Standard Specification (excluding Buyer Furnished Equipment and SCNs) including nacelles and thrust reversers, is:

***** and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-4B is:

*****

The Base Price of the A320 Group 2 Airframe and the Base Price of the A320 Group 3 Airframe have been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.6	Base Price of the A320 NEO Airframe

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The “Base Price of the A320 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A320 NEO Airframe as defined in the A320 Aircraft Iss. 8 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:

***** and

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-4C is:

***** and

(iii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-4C is the sum of:

(a)	the base price of the New Engine Option is:

***** and

(b)	the base price of the Sharklets is:

***** and

(iv)	the base price of the master charge engine, which is only chargeable in the case of A320 NEO Aircraft equipped with the CFMI LEAP-X1A26 Propulsion System, is:

*****.

The Base Price of the A320 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

UNQUOTE

6.2	New Clauses 3.1.1.3.4 and 3.1.1.3.5 are added to the Agreement as set forth in the quoted text below:

QUOTE

3.1.1.3.4	The base price (the “CFMI LEAP-X1A26 Base Price”) of a set of two (2) CFM International LEAP-X1A26 engines is:

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “CFMI LEAP-X1A26 Reference Price”) indicated by the NEO Propulsion System Manufacturer of *****.

3.1.1.3.5	The base price (the “PW1127G Base Price”) of a set of two (2) Pratt & Whitney PW1127G engines is:

*****.

Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “PW1127G Reference Price”) indicated by the Propulsion System Manufacturer of *****.

3.1.1.3.6	Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

UNQUOTE

6.3	New Clauses 3.2.4 and 3.2.5 are added to the Agreement as set forth in the following quoted text:

QUOTE

3.2.4	The Final Contract Price of an A320 Group 1 Aircraft, A320 Group 2 Aircraft and A320 Group 3 Aircraft will be the sum of:

(i)	the Base Price of the A320 Group 1 Airframe, A320 Group 2 Airframe or A320 Group 3 Airframe, as applicable, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A320 Group 1 Aircraft, A320 Group 2 Aircraft or A320 Group 3 Aircraft, as applicable, entered into after the date of signature of this Agreement, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(iii)	the Reference Price of the A320 Propulsion Systems constituting a part of such A320 Group 1 Aircraft, A320 Group 2 Aircraft or A320 Group 3 Aircraft, as applicable, and as adjusted to the Delivery Date of such Aircraft, in accordance with the Propulsion Systems Price Revision Formula;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 Group 1 Aircraft, A320 Group 2 Aircraft or A320 Group 3 Aircraft, as applicable.

3.2.5	The Final Contract Price of an A320 NEO Aircraft will be the sum of:

(i)	the Base Price of the A320 NEO Airframe, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A320 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 NEO Aircraft.

UNQUOTE

6.4	The following exhibits, as set forth in Appendix 1 hereto, are added to the Agreement:

(i)	Exhibit A-2A, A320 Aircraft Iss. 7 Standard Specification,

(ii)	Exhibit A-2B, A320 Aircraft Iss. 8 Standard Specification,

(iii)	Exhibit A-4A, SCNs for A320 Group 1 Aircraft,

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(iv)	Exhibit A-4B, SCNs for A320 Group 2 Aircraft and A320 Group 3 Aircraft, and

(v)	Exhibit A-4C, SCNs for A320 NEO Aircraft.

7 -	PRICE REVISION

7.1	Clauses 4.1 and 4.2 of the Agreement are deleted in their entirety and replaced by the following quoted text:

QUOTE

4.1	Seller Price Revision Formula

(i)	The Base Prices of the A319 Airframe, A320 Airframe and A321 Airframe as set forth in Clauses 3.1.1.2.1, 3.1.1.2.2, 3.1.1.2.3 and of Specification Change Notices are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula.

(ii)	The Base Price of the A320 Group 1 Airframe, the Base Price of the A320 Group 2 Airframe, the Base Price of the A320 Group 3 Airframe and the Base Price of the A320 NEO Airframe as set forth in Clauses 3.1.1.2.4, 3.1.1.2.5, 3.1.1.2.6 and of Specification Change Notices are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula 2011.

4.2	Propulsion Systems Price Revision

The Propulsion Systems Reference Price applicable to any of the Propulsion Systems is subject to revision up to and including the applicable Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula.

UNQUOTE

7.2	The following exhibits, as set forth in Appendix 2 hereto, are added to the Agreement:

(i)	Exhibit G-2, Seller Price Revision Formula 2011,

(ii)	Exhibit H-3, CFM International Price Revision Formula, and

(iii)	Exhibit H-4, PW Price Revision Formula.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8 -	CONDITION PRECEDENT

It is a condition precedent to the effectivity of this Amendment that at the time of execution hereof, no event shall have occurred which constitutes a Termination Event under the Agreement.

9 -	EFFECT OF THE AMENDMENT

9.1	The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

9.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

10 -	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

11 -	GOVERNING LAW

11.1	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

11.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

12 -	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ David Lancelot	By:	/s/ Christophe Mourey

Its:	Senior VP and Chief Financial Officer	Its:	Senior Vice President Contracts

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX 1

Exhibit A-2A	A320 Aircraft Iss. 7 Standard Specification
Exhibit A-2B	A320 Aircraft Iss. 8 Standard Specification
Exhibit A-4A	SCNs for A320 Group 1 Aircraft
Exhibit A-4B	SCNs for A320 Group 2 Aircraft and A320 Group 3 Aircraft
Exhibit A-4C	SCNs for A320 NEO Aircraft

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A-2A

A320 Aircraft Iss. 7 Standard Specification

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A-2B

A320 Aircraft Iss. 8 Standard Specification

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A-4A

SCNs for A320 Group 1 Aircraft

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A-4B

SCNs for A320 Group 2 Aircraft and A320 Group 3 Aircraft

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A-4C

SCNs for A320 NEO Aircraft

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX 2

Exhibit G-2	Seller Price Revision Formula 2011
Exhibit H-3	CFM International Price Revision Formula
Exhibit H-4	PW Price Revision Formula

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT G-2

SELLER PRICE REVISION FORMULA 2011

1.1	Base Prices

The Base Prices of the Airframes of the applicable Aircraft are as quoted in Clause 3.1 of the Agreement and are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.

1.2	Base Period

The Base Prices of the Airframes of the applicable Aircraft have been established in accordance with the average economic conditions prevailing in December 2009, January 2010, February 2010 and corresponding to a theoretical delivery in January 2011 as defined by “ECIb” and “ICb” index values indicated hereafter.

1.3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.4	Revision Formula

*****

1.5	General Provisions

1.5.1	Rounding

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient shall be rounded to the nearest then thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

1.5.2	Substitution of Indexes for Airbus Price Revision Formula

If,

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airbus Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

AIRBUS shall select a substitute index for inclusion in the Airbus Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, AIRBUS shall make an appropriate adjustment to the Airbus Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.5.3	Final Index Values

The index values as defined in Paragraph 1.4. hereof shall be considered final and no further adjustment to the basic prices as revised at delivery of the Aircraft shall be made after Aircraft delivery for any subsequent changes in the published index values.

1.5.4	Limitation

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT H-3

CFM INTERNATIONAL PRICE REVISION FORMULA

1.1	Reference Price of the NEO Propulsion Systems

The Reference Prices for a set of two (2) CFM INTERNATIONAL LEAP-X series engines are as set forth in Clause 3.1.1.3 of the Agreement.

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraphs 1.4 and 1.5 hereof.

1.2	Reference Period

These Reference Prices have been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2010 as defined by CFM INTERNATIONAL by the Reference Composite Price Index (CPI) 186.92.

1.3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, hereinafter multiplied by 1.777 and rounded to the first decimal place).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.4	Revision Formula

*****

1.5	General Provisions

1.5.1	Roundings

(i)	The Material Index average (ICn) shall be rounded to the nearest second decimal place and the Labor Index average (ECIn) shall be rounded to the nearest first decimal place.

(ii)	CPIn shall be rounded to the nearest second decimal place.

(iii)	The final factor (CPIn/186.92) shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

1.5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

1.5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, AIRBUS shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

1.5.4	Annulment of the Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the scheduled month of Aircraft Delivery.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.5.5	Limitation

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT H-4

PRATT AND WHITNEY PRICE REVISION FORMULA

1.1	Reference Price of the Propulsion Systems

The Reference Prices for a set of two (2) PRATT AND WHITNEY PW1100G Engines are as set forth in Clause 3.1.1.3 of the Agreement.

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

1.2	Base Period

These Reference Prices have been established in accordance with the average economic conditions prevailing in December 2008, January 2009, February 2009 and corresponding to a theoretical delivery in January 2010 as defined by “ECIb”, “ICb” and “C10b” index values indicated hereafter.

1.3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15

Metal Index: “Metals and metal products” Code 10” (hereafter referred to as “C10”) as published in “PPI Detailed Report” (found in Table 6. “Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publications title and/or table). (Base 1982 = 100).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU10.

1.4	Revision Formula

*****

1.5	General Provisions

1.5.1	Roundings

The Labor Index average, the Material Index average, and the Metal Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient (ECIn/ECIb), (ICn/ICb) and (C10n/C10b) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

1.5.2	Substitution of Indexes for Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index, the Material Index, or the Metal Index as used in the Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index, such Material Index, or such Metal Index, or

(iii)	the data samples used to calculate such Labor Index , such Material Index, or such Metal Index are substantially changed;

Pratt and Whitney shall select a substitute index for inclusion in the Price Revision Formula (the “Substitute Index”) and AIRBUS shall reflect such Substitute Index.

The Substitute Index shall reflect as closely as possible the actual variance of the labor costs, of the material costs, or of the metal costs used in the calculation of the original Labor Index, Material Index, or Metal Index as the case may be.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

As a result of the selection of the Substitute Index, an appropriate adjustment to the Price Revision Formula shall be performed, to combine the successive utilization of the original Labor Index, Material Index or Metal Index (as the case may be) and of the Substitute Index.

1.5.3	Final Index Values

The Index values as defined in Paragraph 1.4 above shall be considered final and no further adjustment to the adjusted Reference Price as revised at Aircraft Delivery (or payment of such revised amounts, as the case may be) shall be respectively made after Aircraft Delivery (or payment of such adjusted amounts, as the case may be) for any subsequent changes in the published Index values.

1.5.4	Limitation

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 11

As of December 29, 2011

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 11, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1

1	A320 GROUP 1 AIRCRAFT AND A320 GROUP 2 AIRCRAFT

In respect of each A320 Group 1 Aircraft and A320 Group 2 Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A320 Aircraft Credit Memoranda”):

*****.

The A320 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of this Letter Agreement.

*****

1.4	Any and all credit memoranda granted to the Buyer, prior to the date of the Amendment, for the Conversion A320 Aircraft (excluding Conversion A320 Aircraft with CAC ID Numbers 179491 and 179492), and the Converted Additional A320 Aircraft, now A320 Group 1 Aircraft and A320 Group 2 Aircraft, respectively, are hereby cancelled and superseded by the A320 Aircraft Credit Memoranda in Paragraph 1 above.

2	A320 GROUP 3 AIRCRAFT

In respect of each A320 Group 3 Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A320 Group 3 Aircraft Credit Memoranda”):

*****.

The A320 Group 3 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of this Letter Agreement.

*****

3	SPECIFICATION CHANGES CREDIT MEMORANDA

*****

4	A320 NEO AIRCRAFT

A320 NEO Aircraft Credit Memoranda

4.1.1	In respect of each A320 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A320 NEO Aircraft Credit Memoranda”):

*****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2

4.1.2	The A320 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of this Letter Agreement.

4.1.3	*****

Additional A320 NEO Credit Memorandum

4.1.4	*****

4.1.5	*****

5	ESCALATION PROTECTION

*****

For all purposes of calculating the average annually compounded rates of escalation yielded by the Seller Price Revision Formula 2011, such amounts will be prorated to reflect the actual number of months between the A320 Family Base Period and the month of Aircraft Delivery.

6	SAVE CREDIT

*****

The Save Credit will be deemed an A320 Group 3 Aircraft Credit Memoranda as set forth in Paragraph 2 of this Letter Agreement.

QUOTE

1.2	Save Credit

1.2.1	*****

1.2.2	*****

UNQUOTE

7	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3

8	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

9	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

10	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5

LETTER AGREEMENT NO. 2

TO

AMENDMENT NO. 11

As of December 29, 2011

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE: PAYMENT TERMS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 11, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1

1	PAYMENT TERMS

1.1	A new Clause 5.2.2.3 is added to the Agreement as set forth in the quoted text below:

QUOTE

5.2.2.3	The Predelivery Payment Reference Price for the A320 Group 3 Aircraft and the A320 NEO Aircraft is defined as:

*****.

UNQUOTE

1.2	New Clauses 5.2.3 C and 5.2.3 D are added to the Agreement as set forth in the quoted text below:

QUOTE

C.	Predelivery Payments for each A320 Group 3 Aircraft will be paid to the Seller according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price

*****	*****	*****

*****

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****		*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2

D.	Predelivery Payments for each A320 NEO Aircraft will be paid to the Seller according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****		*****

Until the Buyer notifies the Seller of its NEO Propulsion Systems selection, Predelivery Payments will be calculated *****.

Upon NEO Propulsion System selection, the amount of Predelivery Payments due to the Seller (i) from signature of the Amendment to and including the date the Seller is notified by the Buyer of its selection (the “Selection Date”) will be adjusted to reflect the NEO Propulsion System Reference Price of the selected NEO Propulsion System and the Buyer will immediately pay to the Seller any Predelivery Payments that may be due and (ii) from the Selection Date, the amount of Predelivery Payments will be calculated using the NEO Propulsion System Reference Price of the selected NEO Propulsion System.

UNQUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3

1.3	The first Paragraph in Clause 5.3 of the Agreement is renumbered to Clause 5.3.1 and revised to read as follows:

QUOTE

5.3.1	Initial Payment

The Seller acknowledges that it has received from the Buyer the sum of ***** (the “Initial Payment”). *****

UNQUOTE

1.4	A new Clause 5.3.2 is added to the Agreement as set forth in the quoted text below:

QUOTE

5.3.2	Initial Payment for A320 Group 3 Aircraft and A320 NEO Aircraft

The Seller acknowledges that it has received from the Buyer the sum of ***** per A320 Group 3 Aircraft and A320 NEO Aircraft (the “Initial Payment 2011”) for an aggregate total of *****.

UNQUOTE

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6

LETTER AGREEMENT NO. 3

TO

AMENDMENT NO. 11

As of December 29, 2011

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE: FLEXIBILITY

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 11, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1

1	DEFINITIONS

1.1	Clause 0 of the Agreement is amended to add the terms and corresponding definitions set forth in the following quoted text:

QUOTE

A319 Aircraft Iss. 7 Specification – either (a) the A319 Aircraft Iss. 7 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued or deemed issued, the A319 Aircraft Iss. 7 Standard Specification as amended by all applicable SCNs and MSCNs.

A319 Aircraft Iss. 7 Standard Specification – the A319 standard specification document number J.000.01000, Issue 7, dated June 20, 2011, published by the Seller, a copy of which annexed as Exhibit A-1A hereto.

A321 Aircraft Iss. 5 Specification – either (a) the A321 Aircraft Iss. 5 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued or deemed issued, the A321 Aircraft Iss. 5 Standard Specification as amended by all applicable SCNs and MSCNs.

A321 Aircraft Iss. 5 Standard Specification – the A321 standard specification document number E.000.02000, Issue 5, dated June 20, 2011, published by the Seller, a copy of which annexed as Exhibit A-3A hereto.

A319 NEO Aircraft – any or all of the A320 NEO Aircraft converted to firmly ordered A319-100 model aircraft with the New Engine Option, including the A319 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A319 NEO Propulsion Systems installed thereon upon Delivery.

A321 NEO Aircraft – any or all of the A320 NEO Aircraft converted to firmly ordered A321-200 model aircraft with the New Engine Option, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 NEO Propulsion Systems installed thereon upon Delivery.

A319 NEO Airframe – any A319 NEO Aircraft, excluding the A319 NEO Propulsion Systems.

A321 NEO Airframe – any A321 NEO Aircraft, excluding the A321 NEO Propulsion Systems.

A319 NEO Propulsion Systems – as defined in Clause 2.2.2 herein.

A321 NEO Propulsion Systems – as defined in Clause 2.2.2 herein.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Aircraft – any or all of the A319 Aircraft, A319 NEO Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A320 NEO Aircraft, A321 Aircraft and A321 NEO Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

Base Price of the A319 NEO Airframe – as defined in Clause 3.1.1.2.6 of the Agreement.

Base Price of the A321 NEO Airframe – as defined in Clause 3.1.1.2.7 of the Agreement.

CFMI LEAP-X1A24 Base Price – as defined in Clause 3.1.1.3.6 of the Agreement.

CFMI LEAP-X1A24 Reference Price – as defined in Clause 3.1.1.3.6 of the Agreement.

CFMI LEAP-X1A32 Base Price – as defined in Clause 3.1.1.3.8 of the Agreement.

CFMI LEAP-X1A32 Reference Price – as defined in Clause 3.1.1.3.8 of the Agreement.

Irrevocable SCNs – the list of SCNs set forth in Exhibits A-4C, A-4D and A-4E that are irrevocably part of the A320 NEO Aircraft, A319 NEO Aircraft and A321 NEO Aircraft, respectively.

NEO Aircraft – any or all of the A319 NEO Aircraft, A320 NEO Aircraft and A321 NEO Aircraft.

Propulsion Systems – any A319 Propulsion Systems, A319 NEO Propulsion Systems, A320 Propulsion Systems, A320 NEO Propulsion Systems, A321 Propulsion Systems or A321 NEO Propulsion Systems, as applicable.

Propulsion Systems Reference Price – the CFMI LEAP-X1A24 Reference Price, the CFMI LEAP-X1A26 Reference Price, the CFMI LEAP-X1A32 Reference Price, the PW1124G Reference Price, the PW1127G Reference Price or the PW1133G Reference Price, as applicable.

PW1124G Base Price – as defined in Clause 3.1.1.3.7 of the Agreement.

PW1124G Reference Price – as defined in Clause 3.1.1.3.7 of the Agreement.

PW1133G Base Price – as defined in Clause 3.1.1.3.9 of the Agreement.

PW1133G Reference Price – as defined in Clause 3.1.1.3.9 of the Agreement.

Specification – either or all of the A319 Specification, A319 Aircraft Iss. 7 Specification, A320 Specification, A320 Aircraft Iss. 8 Specification, the A321 Specification and the A321 Aircraft Iss. 5 Specification, as the context may require.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Standard Specification – any or all of the A319 Standard Specification, the A319 Aircraft Iss. 7 Standard Specification, the A320 Standard Specification, the A320 Aircraft Iss. 7 Standard Specification, the A320 Aircraft Iss. 8 Standard Specification, A321 Standard Specification and the A321 Aircraft Iss. 5 Standard Specification, as applicable.

UNQUOTE

1.2	For all purposes of this Letter Agreement and the Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

*****

*****

*****

*****

2	FLEXIBILITY

2.1	Conversion Right on A320 NEO Aircraft

2.1.1	*****

2.1.2	NEO Conversion Right Exercise

*****

2.2	Specification Matters Related to Converted A320 NEO Aircraft

2.2.1	Clause 2.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.1.1	The Aircraft will be manufactured in accordance with the following Specifications:

Aircraft	Specification

A319 Aircraft	A319 Specification
A319 NEO Aircraft	A319 Aircraft Iss. 7 Specification
A320 Aircraft	A320 Specification
A320 Group 1 Aircraft	A320 Aircraft Iss. 7 Specification
A320 Group 2 Aircraft, A320 Group 3 Aircraft, and A320 NEO Aircraft	A320 Aircraft Iss. 8 Specification
A321 Aircraft	A321 Aircraft
A321 NEO Aircraft	A321 Aircraft Iss. 5 Specification

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

UNQUOTE

2.2.2	Clause 2.1.2 of the Agreement is deleted in its entirety and replaced by the quoted text below:

QUOTE

2.1.2	New Engine Option

2.1.2.1	The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A319/A320/A321 aircraft. The specification of the:

(i)	A319 NEO Aircraft shall be derived from the A319 Aircraft Iss. 7 Standard Specification and based on the A319 NEO Propulsion Systems,

(ii)	A320 NEO Aircraft shall be derived from the A320 Aircraft Iss. 8 Standard Specification and based on the A320 NEO Propulsion Systems, and

(iii)	A321 NEO Aircraft shall be derived from the A321 Aircraft Iss. 5 Standard Specification and based on the A321 NEO Propulsion Systems.

In addition, each such specification shall also include Sharklets, required airframe structural adaptations and Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibits A-4C, A-4D and A-4E, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2	The New Engine Option shall modify the design weights of the NEO aircraft as follows:

Aircraft	*****	*****	*****
A319 NEO Aircraft	*****	*****	*****
A320 NEO Aircraft	*****	*****	*****
A321 NEO Aircraft	*****	*****	*****

It is agreed and understood that the above ***** may be updated upon final NEO specification freeze.

UNQUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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2.2.3	Clause 2.3.2 of the Agreement is deleted in its entirety and replaced by the quoted the below:

QUOTE

2.3.2	NEO Propulsion Systems

(i)	Each A319 NEO Airframe will be equipped with a set of two CFM International LEAP-X1A24 engines, ***** or Pratt & Whitney PW1124G engines ***** (such set, upon selection, an “A319 NEO Propulsion System”).

(ii)	Each A320 NEO Airframe will be equipped with a set of two CFM International LEAP-X1A26 engines, ***** or Pratt & Whitney PW1127G engines ***** (such set, upon selection, an “A320 NEO Propulsion System”).

(iii)	Each A321 NEO Airframe will be equipped with a set of two CFM International LEAP-X1A32 engines, ***** or Pratt & Whitney PW1133G engines, ***** (such set, upon selection, an “A321 NEO Propulsion System”).

UNQUOTE

2.2.4	The following exhibits, set forth in Appendix 1 hereto, are added to the Agreement:

(i)	Exhibit A-1A, A319 Aircraft Iss. 7 Standard Specification,

(ii)	Exhibit A-3A, A321 Aircraft Iss. 5 Standard Specification,

(iii)	Exhibit A-4D, SCNs for A319 NEO Aircraft, and

(iv)	Exhibit A-4E, SCNs for A321 NEO Aircraft.

2.3	A319 NEO Aircraft Matters

2.3.1	Base Price of the A319 NEO Airframe

A new Clause 3.1.1.2.6 is added to the Agreement as set forth in the quoted text below:

QUOTE

3.1.1.2.6	The “Base Price of the A319 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A319 NEO Airframe as defined in the A319 Aircraft Iss. 7 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:

***** and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-4D is:

***** and

(iii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-4D is the sum of:

(a)	the base price of the New Engine Option is:

***** and

(b)	the base price of the Sharklets is:

***** and

(iv)	the base price of the Master Charge Engine, which is only chargeable in the case of A319 NEO Aircraft equipped with the CFMI LEAP-X1A24 Propulsion System, is:

*****.

The Base Price of the A319 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

UNQUOTE

2.3.2	New Clauses 3.1.1.3.7, 3.1.1.3.8 and 3.1.1.3.9 are added to the Agreement as set forth in the quoted text below:

QUOTE

3.1.1.3.7	The base price (the “CFMI LEAP-X1A24 Base Price”) of a set of two (2) CFM International LEAP-X1A24 engines is:

*****.

Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “CFMI LEAP-X1A24 Reference Price”) indicated by the NEO Propulsion System Manufacturer of *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7

3.1.1.3.8	The base price (the “PW1124G Base Price”) of a set of two (2) Pratt & Whitney PW1124G engines is:

*****.

Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “PW1124G Reference Price”) indicated by the Propulsion System Manufacturer of *****.

3.1.1.3.9	Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

UNQUOTE

2.3.3	A new Clause 3.5.5 is added to the Agreement as set forth in the quoted text below:

QUOTE

3.5.5	A319 NEO Aircraft Final Contract Price

The Final Contract Price of an A319 NEO Aircraft will be the sum of:

(i)	the Base Price of the A319 NEO Airframe, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A319 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the A319 NEO Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A319 NEO Aircraft.

UNQUOTE

2.3.4	A319 NEO Aircraft Credit Memoranda

2.3.4.1	In respect of each A319 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A319 NEO Aircraft Credit Memoranda”):

*****

2.3.4.2	The A319 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment.

2.3.4.3	*****

2.3.5	Additional A319 NEO Aircraft Credits

*****

2.3.6	A319 NEO Aircraft Seller Price Revision Formula

The Base Prices of the A319 NEO Airframe as set forth in Paragraph 2.3.1 herein are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment.

2.3.7	A319 NEO Aircraft Predelivery Payments

Predelivery Payments for the A319 NEO Aircraft will be paid by the Buyer to the Seller in accordance with the schedule set forth in Clause 5.2.3 D of the Agreement.

2.4	Matters Related to A321 NEO Aircraft

2.4.1	A new Clause 3.1.1.2.7 is added to the Agreement as set forth in the quoted text below:

QUOTE

3.1.1.2.7	Base Price of the A321 NEO Airframe

The “Base Price of the A321 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A321 NEO Airframe as defined in the A321 Aircraft Iss. 5 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:

***** and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-4E is:

***** and

(iii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-4E is the sum of:

(a)	the base price of the New Engine Option is:

***** and

(b)	the base price of the Sharklets is:

***** and

(iv)	the base price of the Master Charge Engine, which is only chargeable in the case of A321 NEO Aircraft equipped with the CFMI LEAP-X1A32 Propulsion System, is:

*****.

The Base Price of the A321 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

UNQUOTE

2.4.2	New Clauses 3.1.1.3.10, 3.1.1.3.11 and 3.1.1.3.12 are added to the Agreement as set forth in the quoted text below:

QUOTE

3.1.1.3.10	The base price (the “CFMI LEAP-X1A32 Base Price”) of a set of two (2) CFM International LEAP-X1A32 engines:

*****.

Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “CFMI LEAP-X1A32 Reference Price”) is indicated by the NEO Propulsion System Manufacturer of *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10

3.1.1.3.11	The base price (the “PW1133G Base Price”) of a set of two (2) Pratt & Whitney PW1133G engines is:

*****.

Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “PW1133G Reference Price”) indicated by the Propulsion System Manufacturer of *****.

3.1.1.3.12	Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

UNQUOTE

2.4.3	A new Clause 3.5.6 is added to the Agreement as set forth in the quoted text below:

QUOTE

3.5.6	A321 NEO Aircraft Final Contract Price

The Final Contract Price of an A321 NEO Aircraft will be the sum of:

(i)	the Base Price of the A321 NEO Airframe, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A321 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the A321 NEO Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A321 NEO Aircraft.

UNQUOTE

2.4.4	A321 NEO Aircraft Credit Memoranda

2.4.4.1	In respect of each A321 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A321 NEO Aircraft Credit Memoranda”):

*****.

2.4.4.2	The A321 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment.

2.4.4.3	*****

2.4.5	Additional A321 NEO Credit Memoranda

*****

2.4.6	A321 NEO Aircraft Seller Price Revision Formula

The Base Prices of the A321 NEO Airframe as set forth in Paragraph 2.4.1 herein are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment.

2.4.7	A321 NEO Aircraft Predelivery Payments

Predelivery Payments for the A321 NEO Aircraft will be paid by the Buyer to the Seller in accordance with the schedule set forth in Clause 5.2.3 D of the Agreement.

3	***** RIGHTS

3.1	Buyer’s ***** Right

*****

3.2	Seller’s NEO Aircraft ***** Rights

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4	SCHEDULED DELIVERY MONTH

*****

5	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

6	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

7	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

8	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

13

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

14

EXHIBIT A-1A

A319 Aircraft Iss. 7 Standard Specification,

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A-3A

A321 Aircraft Iss. 5 Standard Specification

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A-4D

SCNs for A319 NEO Aircraft

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A-4E

SCNs for A321 NEO Aircraft

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 4

TO

AMENDMENT NO. 11

As of December 29, 2011

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE:	SPECIAL MATTERS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 11, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1

1	AIRCRAFT NON-DELIVERY

*****

2	BACKLOG AIRCRAFT

*****

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

4	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

5	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3

LETTER AGREEMENT NO. 5

TO

AMENDMENT NO. 11

As of December 29, 2011

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE:	SUPPORT MATTERS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 11, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1

1	SCOPE

Except as set forth in this Letter Agreement, the terms of Letter Agreement No. 5 to the Agreement do not apply to the A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft or the NEO Aircraft.

2	CLAUSE 12 – WARRANTY

Clause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

12.1.3	Warranty Periods

(i)	With respect to the A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft and A321 Aircraft, the warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within ***** after Delivery of such affected A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft or A321 Aircraft (the “Standard Warranty Period”).

(ii)	With respect to the A320 Group 3 Aircraft and NEO Aircraft, the warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within ***** after Delivery of such affected A320 Group 3 Aircraft or NEO Aircraft (the “***** Warranty Period”).

For all purposes of the Agreement, the term “Warranty Period” will be a reference to either the Standard Warranty Period or the ***** Warranty Period, as applicable to the affected Aircraft.

UNQUOTE

3	CLAUSE 14 – TECHNICAL DATA

3.1	Clause 14.4 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

14.4	Delivery

14.4.1	For Technical Data provided off-line, such Technical Data and corresponding revisions will be sent to up to two (2) addresses as indicated by the Buyer.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2

14.4.2	Technical Data provided off-line will be delivered by the Seller at the Buyer’s named place of destination under DDU conditions. For purposes of this Agreement, “DDU” and “Delivery Duty Unpaid” have the meaning ascribed thereto in Publication n° 560 of the International Chamber of Commerce, published in January 2000.

The Technical Data will be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer will provide no less than ***** notice when requesting a change to such delivery schedule.

14.4.4	It will be the responsibility of the Buyer to coordinate and satisfy Aviation Authorities’ requirements with respect to Technical Data. Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference will be given to the on-line access to such Buyer’s Technical Data through the Airbus customer portal “AirbusWorld”.

UNQUOTE

3.2	Clause 14.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

Revision service for the Aircraft will be offered *****. Thereafter, revision service will be provided in accordance with the terms and conditions found in the then-current Customer Services Catalog.

UNQUOTE

3.3	Clause 14.8 of the Agreement is amended to (i) number the first paragraph as 14.8.1 and (b) add a new Clause 14.8.2 as set forth in the quoted text below:

QUOTE

14.8.2	*****

UNQUOTE

3.4	Paragraph 13 of Letter Agreement No. 5 to the Agreement, which was added to the Agreement pursuant to Paragraph 3 of Letter Agreement No. 1 to Amendment No. 4 to the Agreement, is deleted in its entirety and replaced with the following quoted text:

QUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3

13.	The Software License for use of the ADOC engineering job card production package, content and revision management package and consultation package will be granted ***** to the Buyer for the A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft and A320 Group 2 Aircraft *****.

UNQUOTE

4	CLAUSE 15 – SELLER REPRESENTATIVES

Clause 15.1.1 of the Agreement is amended by inserting the following quoted text immediately after the period at the end thereof:

QUOTE

*****

UNQUOTE

5	CLAUSE 16 – TRAINING AND TRAINING AIDS

5.1	Clause 16.4.3 of the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

16.4.3	Should the Buyer decide to cancel or reschedule a training course, fully or partially, and irrespective of the location of the training, a minimum advance notification of at least ***** prior to the relevant training course start date is required.

If the notification occurs ***** prior to such training, the Seller will ***** allocate such training to another customer. When such courses cannot be reallocated, a cancellation fee corresponding to ***** of such training will be, as applicable, either deducted from the training allowances defined in Appendix A and Appendix A-1 to this Clause 16, as applicable, or invoiced at the Seller’s then applicable price.

If the notification occurs ***** prior to such training, a cancellation fee corresponding to ***** of such training will be, as applicable, either deducted from the training allowances defined in Appendix A or Appendix A-1 to this Clause 16, as applicable, or invoiced at the Seller’s then applicable price.

UNQUOTE

5.2	Clause 16.4 of the Agreement is amended by inserting the following quoted text immediately after the period at the end thereof:

QUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

16.4.5	Should the Buyer wish to exchange any of the training courses provided under Appendix A or Appendix A-1 to this Clause 16, the Buyer will place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, such training allowances as follows:

(i)	flight operations training courses listed under Paragraph 1 of Appendix A and Appendix A-1 to this Clause 16 may be exchanged for any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request,

(ii)	maintenance training courses listed under Paragraph 3 of Appendix A and Appendix A-1 to this Clause 16 may be exchanged for any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request, and

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer will be entitled to exchange flight operations or maintenance training courses as needed against the remaining allowances.

The exchange value will be based on the Seller’s “Training Course Exchange Matrix” applicable at the time of the Buyer’s request and which will be provided to the Buyer at such time.

*****

It is understood that the above provisions will apply to the extent that training allowances granted under Appendix A and Appendix A-1 to this Clause 16 remain in credit to the full extent necessary to perform the exchange.

All requests to exchange training courses will be submitted by the Buyer with a minimum of ***** prior written notice and upon receipt of such notice, the Seller will reply to the Buyer’s request in writing within *****. The requested training will be subject to the Seller’s then existing planning constraints.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5

16.4.6	Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, no compensation or credit of any nature will be provided.

UNQUOTE

5.3	Clause 16.10.1 of the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

16.10.1	The Seller will provide to the Buyer the Airbus Computer Based Training and training aids, similar to those used in the Seller’s Training Centers, at no additional cost to the Buyer as defined in Appendix A to this Clause 16.

The Airbus CBT System and training aids supplied to the Buyer will be similar to those used at the Seller’s Training Centers for training provided for the Buyer. The Airbus CBT System in use at the Seller’s Training Center may be revised on a regular basis and such revisions, if any, will be provided to the Buyer at no additional cost during the period when training courses provided under this Clause 16 are performed for the Buyer or up to December 31, 2018, whichever occurs first.

UNQUOTE

5.4	Paragraph 4 of Appendix A to Clause 16 to the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

4	The Seller will provide to the Buyer ***** “Airbus CBT Systems,” defined in Clause 2.1.3 of Appendix C to Clause 16, related to the Aircraft. The Seller will, through December 31, 2018, provide at no additional cost to the Buyer revision service, which includes updates and software evolutions to the courseware in Clause 4.1 below when developed by the Manufacturer.

UNQUOTE

5.5	A new Appendix A-1 to Clause 16 is added to the Agreement as set forth in Exhibit 1 hereto.

6	SPARE PARTS PROCUREMENT

6.1	Paragraph 2.3 of Letter Agreement No. 1 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6

2.3	Pre-Provisioning Meeting

2.3.1	The Seller shall organize a pre-provisioning meeting at AACS Spares Center or at the Airbus Material Center in Hamburg, Germany, or any other location as may be mutually agreed upon, for the purpose of defining an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference (the “Pre-Provisioning Meeting”).

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.3.2	The Pre-Provisioning Meeting shall take place on an agreed date that is no later than nine (9) months prior to Scheduled Delivery Month of the first A320 Group 3 Aircraft. The date of the meeting shall be mutually agreed upon, allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference.

UNQUOTE

6.2	The Buyer acknowledges and agrees (i) the Seller’s obligation to deliver initial provisioning training pursuant to Paragraph 2.4 of Letter Agreement No. 1 to the Agreement has been fulfilled and (ii) initial provisioning training requested by the Buyer after the date of this Letter Agreement will be provided in accordance with the terms and conditions found in the then-current Customer Services Catalog at the time of the Buyer’s request.

6.3	Paragraph 2.5 of Letter Agreement No. 1 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.5	Initial Provisioning Conference

The Seller shall organize an initial provisioning conference at the AACS Spares Center or at the Airbus Material Center in Hamburg, Germany (the “Initial Provisioning Conference”), the purpose of which shall be to define the agreed material scope and working procedures to accomplish the initial provisioning of Material (the “Initial Provisioning”).

The Initial Provisioning Conference shall take place at the earliest eight (8) weeks after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last, and latest ***** before the Scheduled Delivery Month of the first A320 Group 3 Aircraft.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7

UNQUOTE

6.4	Paragraphs 12.1, 12.2, 12.3 and 12.4 of Letter Agreement No. 1 to the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

12.1	OTHER MATERIAL SUPPORT

As of the date hereof, the Seller currently offers various types of parts support through the Customer Services Catalog on the terms and conditions set forth therein from time to time, including, but not limited to the lease of certain Seller Parts, the repair of Seller Parts and the sale or lease of ground support equipment and specific-to-type tools.

In the event of any inconsistency between the terms set forth in the Customer Services Catalog and the terms contained in Sections 12.5 through and including 12.10 of this Paragraph 12, in each such case the terms set forth in such Sections 12.5 through and including 12.10 will prevail.

With respect to Sections 12.5 through and including 12.10 of this Paragraph 12, the following terms shall have the following meaning:

Lease - means the relevant lease document evidencing the lease of Leased Parts pursuant to this Paragraph 12;

Leased Parts - means the Parts listed in Appendix “A” to this Paragraph 12;

Lease Term - means the term commencing on the date of receipt of the Leased Part by the Lessee or its agent at the Lessor’s facility and ending on the date on which such Leased Part is returned to the Lessor;

Lessee - means the Buyer; and

Lessor - means the Seller.

12.2	INTENTIONALLY LEFT BLANK

12.3	INTENTIONALLY LEFT BLANK

12.4	INTENTIONALLY LEFT BLANK

UNQUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8

7	PRODUCT SUPPORT MATTERS

7.1	Paragraph 3.2 of Letter Agreement No. 5 to the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

3.2	*****

UNQUOTE

7.2	Service Life Policy Extension

Paragraph 8 of Letter Agreement No. 5 to the Agreement, which is repeated in the quoted text below for ease of reference, applies to the A320 Group 3 Aircraft and NEO Aircraft.

QUOTE

8.	*****

UNQUOTE

8	GOODS AND SERVICES CREDIT MEMORANDUM

8.1	In respect of each A320 Group 3 Aircraft and NEO Aircraft, the Seller will provide to the Buyer upon Delivery of each such Aircraft the following credit memorandum (the “Goods and Services Credit Memoranda”):

*****.

The Goods and Services Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment.

8.2	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9

9	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

10	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

11	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

12	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

11

APPENDIX “A-1” TO CLAUSE 16

TRAINING ALLOWANCES

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of seventy-five (75) additional Aircraft made up of thirty (30) A320 Group 3 Aircraft and forty-five (45) A320 NEO Aircraft, unless otherwise specified. For the purposes of this Appendix A-1, the defined term “Aircraft” is limited to the thirty (30) A320 Group 3 Aircraft and forty-five (45) A320 NEO Aircraft.

The contractual training courses defined in this Appendix A-1 will be provided up to ***** after Delivery of the last firmly ordered Aircraft delivered under this Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A-1 will be provided by the Seller within a period starting six (6) months before and ending six (6) months after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training

The Seller will provide to the Buyer ***** flight crew training (standard transition course) for ***** of the Buyer’s flight crews per firmly ordered A320 Group 3 Aircraft and A320 NEO Aircraft.

In addition, the Seller will provide to the Buyer ***** hours of dry simulator time.

1.2	Low Visibility Operations Training

The Seller will provide free of charge Low Visibility Operations Training for ***** flight crews per ordered A320 Group 3 Aircraft and A320 NEO Aircraft.

1.3	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) ***** for a period of ***** months.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot instructors present at any one time will be limited to ***** pilot instructors.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.4	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer **** type specific training for cabin crews for ***** of the Buyer’s cabin crew instructors, pursers or cabin attendants.

1.5	Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus pilot instructor course (s) (APIC), for flight and synthetic instruction, ***** for the Buyer’s personnel ***** for ***** of the Buyer’s flight instructors. APIC courses will be performed in groups of ***** trainees.

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer ***** trainee days of performance / operations training at no additional cost for the Buyer’s personnel.

3	MAINTENANCE TRAINING

3.1	The Seller will provide to the Buyer ***** trainee days of maintenance training ***** for the Buyer’s personnel.

3.2	The Seller will provide to the Buyer ***** Engine Run-up course.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees ***** will be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of ***** trainee days, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees *****.

4.4	For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of ***** trainee days.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 6

TO

AMENDMENT NO. 11

As of December 29, 2011

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE: MISCELLANEOUS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 11, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1

1	PAYMENT TERMS

1.1	Clause 5.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.5	Application and Setoff of Payments

5.5.1	Application of Payments

*****

5.5.2	Setoff Payments

*****

UNQUOTE

2	CERTIFICATION

2.1	*****

2.2	*****

3	TECHNICAL ACCEPTANCE

Clause 8.2.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

8.2.3	If the Buyer does not attend (other than as a result of Seller’s failure to notify the Buyer as required in Clause 8.1.2(i)) or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1.1., without the Buyer’s attendance, and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been successfully completed in all respects.

UNQUOTE

4	DELIVERY

4.1	Clauses 9.1.2.1 and 9.1.2.2 of the Agreement are deleted in their entirety and replaced by the following quoted text:

QUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2

9.1.2.1	*****

9.1.2.2	*****

UNQUOTE

4.2	Clause 9.1.3 of the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

9.1.3	*****

UNQUOTE

5	EXCUSABLE DELAY

5.1	A new sentence is added to the end of Clause 10.3.2 of the Agreement as set forth in the quoted text below:

QUOTE

*****

UNQUOTE

5.2	Clause 10.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

10.5	Excusable Delay Escalation

*****

UNQUOTE

5.3	A new sentence is added to the end of Clause 10.6 of the Agreement as set forth in the quoted text below:

QUOTE

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3

UNQUOTE

6	INEXCUSABLE DELAY

6.1	Clause 11.1.1 of the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

11.1.1	Liquidated Damages in the case of an Inexcusable Delay

Should an A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft or A321 Aircraft not be Ready for Delivery within *****, then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of *****.

*****

11.1.2	Liquidated Damages with Short Term Notice Inexcusable Delay

*****

6.2	New Clauses 11.1.4, 11.1.5 and 11.1.6 are added to the Agreement as set forth in the quoted text below:

QUOTE

11.1.4	Liquidated Damages in the Case of a NEO Aircraft Inexcusable Delay

Should a NEO Aircraft not be Ready for Delivery within *****, then such delay will be termed a “NEO Inexcusable Delay.”

In the event of a NEO Inexcusable Delay, and provided the Seller has first notified the Buyer of a delay in Delivery of an Aircraft more than *****, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of *****.

*****

11.1.5	NEO Aircraft Liquidated Damages with Medium Term Notice Inexcusable Delay

In the event of a NEO Inexcusable Delay, and provided the Seller has first notified the Buyer of a delay in Delivery of an Aircraft between,

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of *****.

*****

11.1.6	Liquidated Damages with Short Term Notice Inexcusable Delay

*****

UNQUOTE

6.3	Clause 11.5 of the Agreement is amended by (a) numbering the first paragraph thereof 11.5.1 and (b) adding a new Clause 11.5.2 as set forth in the quoted text below:

QUOTE

11.5.2	*****

UNQUOTE

7	ASSIGNMENTS AND TRANSFERS

Clauses 20.3.2 and 20.3.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

20.3.2	*****

20.3.3	*****

UNQUOTE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5

8	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

9	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

10	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

11	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7

LETTER AGREEMENT NO. 7

TO

AMENDMENT NO. 11

As of December 29, 2011

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE:	A320 NEO AIRCRAFT PERFORMANCE GUARANTEE

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”), have entered into Amendment No. 11, dated as of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004 as amended from time to time (the “Agreement”), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A320 NEO Aircraft as described in the Standard Specification defined below and as amended by the Specification Change Notices (SCNs) defined below without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement).

1.1	A320 NEO Aircraft with CFM International CFM LEAP-X1A26 engines

*****

1.2	A320 NEO Aircraft with Pratt and Whitney PW 1127G engines

*****

2	GUARANTEED PERFORMANCE

2.1	*****

2.2	*****

2.3	*****

2.4	*****

3	MANUFACTURER’S WEIGHT EMPTY

*****

4	GUARANTEE CONDITIONS

*****

5	GUARANTEE COMPLIANCE

*****

6	ADJUSTMENT OF GUARANTEES

*****

7	EXCLUSIVE GUARANTEES

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2

8	UNDERTAKING REMEDIES

*****

9	DUPLICATE REMEDIES

*****

10	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

11	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

12	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

LETTER AGREEMENT NO. 8

TO

AMENDMENT NO. 11

As of December 29, 2011

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE:	SPECIAL EFFECTIVE DATE

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 11, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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1	SPECIAL EFFECTIVITY MATTERS

Solely with respect to all of the A320 Group 3 Aircraft, the Buyer and the Seller agree that ***** (the “Effective Date”). On the Effective Date, the Buyer ***** with respect to the A320 Group 3 Aircraft as set forth in Clause 5.2.3 of the Agreement.

Except as set forth herein, nothing contained herein shall modify the terms and conditions of the Agreement. For the avoidance of doubt, the Buyer and the Seller shall remain obligated to perform their respective obligations and are subject to the rights and remedies under the Agreement on even date herewith.

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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